UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2006

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 26, 2006, Cleveland-Cliffs Inc(the "Company") published a news release captioned, "Cleveland-Cliffs Comments on Iron Ore Pricing - Cliffs' Average North American and Australian Iron Ore Prices to Increase in 2006".

On June 27, 2006 Portman Limited ("Portman") published a media release captioned "Portman Comments on Iron Ore Pricing - Australian Iron Ore Prices Expected to Increase in 2006".

The press and media releases are contained in Item 9.01 as exhibits 99(a) and 99(b), respectively, to this Current Form 8-K and incorporated into this Item 7.01 by reference. The information on this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99(a) Cleveland-Cliffs Inc published a news release dated June 26, 2006 captioned "Cleveland-Cliffs Comments on Iron Ore Pricing - Cliffs' Average North American and Australian Iron Ore Prices to Increase in 2006"

99(b) Portman Limited published a media release dated June 27, 2006 captioned, "Portman Comments on Iron Ore Pricing - Australian Iron Ore Prices Expected to Increase in 2006"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

June 27, 2006	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.(a)	Cleveland-Cliffs Inc published a news release dated June 26, 2006 captioned "Cleveland-Cliffs Comments on Iron Ore Pricing - Cliffs' Average North American and Australian Iron Ore Prices to Increase in 2006"
99.(b)	Portman Limited published a media release dated June 27, 2006 captioned, "Portman Comments on Iron Ore Pricing - Australian Iron Ore Prices Expected to Increase in 2006"